UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 24, 2020

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 North Main Street, Ste. 105

Bountiful, Utah 84010

(Address of Principal Executive Offices)

(801) 244-4405

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Nasdaq Listing

On January 24, 2020, CleanSpark, Inc., a Nevada corporation (the “Company”), was approved for listing on the Nasdaq Capital Market (“Nasdaq”).

Committees of the Board

The board of directors of the Company (the “Board”) has the authority to appoint committees to perform certain management and administrative functions. On January 24, 2020, and in connection with the Nasdaq listing, the Board created the following committees: (i) an Audit Committee, (ii) a Compensation Committee, and (iii) a Nominations and Governance Committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board.

Audit Committee

The Audit Committee oversees the integrity of the Company’s accounting and financial reporting process and the audits of its financial statements. The Audit Committee is directly responsible for, among other matters:

-	the selection, compensation, retention, and oversight of the Company’s independent registered public accounting firm;

-	reviewing the Company’s independent registered public accounting firm’s continuing independence;

-	approving the fees and other compensation to be paid to the Company’s independent registered public accounting firm;

-	pre-approving all audit and non-audit related services provided by the Company’s independent registered public accounting firm;

-	reviewing and discussing with management and the Company’s independent registered public accounting firm the results of the quarterly and annual financial statements;

-	reviewing and discussing with management and the Company’s independent registered public accounting firm the Company’s selection, application, and disclosure of its critical accounting policies;

-	discussing with the Company’s independent registered public accounting firm, both privately and with management, the adequacy of the Company’s accounting and financial reporting processes and systems of internal control;

-	reviewing any significant deficiencies and material weaknesses in the design or operation over internal control over financial reporting; and

-	annually reviewing and evaluating the composition and performance of the Audit Committee, including the adequacy of the Audit Committee’s charter.

The Audit Committee shall have the authority, in its sole discretion, to select, employ, and retain the advice of experts and professionals as the Audit Committee shall deem appropriate from time to time to assist with the execution of its duties and responsibilities as set forth in its charter.

The current members of the Audit Committee are: (i) Roger P. Beynon, who is the Chairman of the Audit Committee, (ii) Dr. Thomas L. Wood, and (iii) Larry McNeill. Each member of the Audit Committee meets the requirements for independence and can read and understand fundamental financial statements in accordance with the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of Nasdaq (“Nasdaq Rules”). In arriving at this determination, the Board has examined each Audit Committee member's professional experience and the nature of their employment in the corporate finance sector. The Board has also determined that Mr. Beynon qualifies as an “audit committee financial expert,” as defined under applicable SEC and Nasdaq Rules.

2

Compensation Committee

The Compensation Committee evaluates, recommends, and approves policy relating to compensation and benefits of the Company’s officers and employees. The Compensation Committee is directly responsible for, among other matters:

-	annually reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and other executive officers;

-	evaluating the performance of these officers in light of those goals and objectives, and setting the compensation of these officers based on such evaluations;

-	administering and interpreting the Company’s cash and equity-based compensation plans;

-	annually reviewing and making recommendations to the Board with respect to all cash and equity-based incentive compensation plans and arrangements; and

-	annually reviewing and evaluating the composition and performance of the Compensation Committee, including the adequacy of the Compensation Committee’s charter.

The Compensation Committee shall have the authority, in its sole discretion, to select, employ, and retain the advice of experts and professionals as the Compensation Committee shall deem appropriate from time to time to assist with the execution of its duties and responsibilities as set forth in its charter. The Compensation Committee consists of entirely “independent directors” (as defined below), and no executive officers have a role in determining or recommending the amount or form of executive and director compensation.

The current members of the Compensation Committee are: (i) Larry McNeill, who is the Chairman of the Compensation Committee, and (ii) Dr. Thomas L. Wood. Each member of the Compensation Committee is an “independent director” under the applicable rules and regulations of the SEC and Nasdaq Rules. Furthermore, each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and an “outside director”, as that term is defined under Section 162(m) of the Internal Revenue Code of 1986.

3

Nominations and Governance Committee

The Nominations and Governance Committee is responsible for making recommendations to the Board regarding candidates for directorship, and the structure and composition of the Company’s Board and committees of the Board. The Nominations and Governance Committee is directly responsible for, among other matters:

-	identifying, evaluating, and nominating candidates for appointment or election as members of the Board;

-	developing, recommending, and evaluating a corporate governance guideline applicable to all of the Company’s employees, officers, and directors; and

-	annually reviewing and evaluating the composition and performance of the Nominations and Governance Committee, including the adequacy of the Nominations and Governance Committee’s charter.

The Nominations and Governance Committee shall have the authority, in its sole discretion, to select, employ, and retain the advice of experts and professionals as the Nominations and Governance Committee shall deem appropriate from time to time to assist with the execution of its duties and responsibilities as set forth in its charter.

The current members of the Nominations and Governance Committee are: (i) Larry McNeill, who is the Chairman of the Nominations and Governance Committee, and (ii) Dr. Thomas L. Wood. Each member of the Nominations and Governance Committee is an “independent director” under the applicable rules and regulations of the SEC and Nasdaq Rules.

Availability of Corporate Governance Information

The Board has adopted respective charters for the Company’s Audit Committee, Compensation Committee, and Nominations and Governance Committee describing the authority and responsibilities delegated to these committees by the Board. The Board has also adopted, in connection with the Nasdaq listing, certain corporate governance policies. Copies of each committee’s charter and the relevant corporate governance policies, and any amendments or waivers thereto, can be found on the Company’s website at: https://ir.cleanspark.com. Reference to the Company’s website address does not constitute incorporation by reference of the information contained at, or available through, the Company’s website. These documents are also available in print to any stockholder requesting a copy in writing from the Company’s Secretary at: 70 North Main Street, Suite 105, Bountiful, Utah 84010.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: January 29, 2020	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

5